UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2019

NOCOPI TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

MARYLAND	000-20333	87-0406496
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

480 Shoemaker Road, Suite 104

King of Prussia, PA 19406

(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code:  (610) 834-9600

______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 8, 2019 the Board of Directors of Nocopi Technologies, Inc. (the “Company”) amended and restated the Company’s bylaws in their entirety. The full text of the Company’s bylaws, as amended and restated, is filed as Exhibit 3.1 hereto and incorporated by reference herein.

Item 9.01

Financial Statements and Exhibits

(d)

 Exhibits:

Exhibit No.	Description

3.1	Amended and Restated Bylaws dated March 8, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOCOPI TECHNOLOGIES, INC.

Dated: March 12, 2019	By:	/s/ Michael A. Feinstein, M.D.
	Name:	Michael A. Feinstein, M.D.
	Title:	CEO, President